Exhibit 10.4

Execution Version

FIRST AMENDMENT TO

RESTRICTED STOCK AWARD AGREEMENT

This FIRST AMENDMENT TO RESTRICTED STOCK AWARD AGREEMENT (this “Amendment”) dated as of July 1, 2016 (the “Effective Date”), is by and between 3D Systems Corporation, a Delaware corporation (the “Company”) and David Styka (the “Participant”).

WHEREAS, the Company and the Participant are parties to that certain Restricted Stock Award Agreement, dated as of November 13, 2015 (the “Agreement”), for the award of 50,000 shares of Common Stock (the “Award Shares”), made pursuant to the 2015 Incentive Plan of the Company (the “Plan”); and

WHEREAS, the Company and the Participant are parties to that certain Employment Agreement, dated of even date herewith, by and between the Company and the Participant (the “Employment Agreement”); and

WHEREAS, the Company and the Participant desire to amend the Agreement to provide that the Award Shares shall be vested in the manner prescribed and subject to the conditions set forth herein.

NOW, THEREFORE, the Agreement is hereby amended as follows:

1.                  Definitions. The terms “Cause” and Constructive Discharge” shall have the meanings given them in the Employment Agreement. Other capitalized terms used but not defined herein shall have the meanings given them in the Agreement.

2.                  Amendment.

(a)                Notwithstanding anything in the Agreement or in the Plan to the contrary, the Agreement is hereby amended to provide that in the event the Participant’s employment or service with the Company is terminated on a date (the “Early Vesting Date”) prior to the third anniversary of the date of the grant either by the Company without Cause, or by the Participant as a result of a Constructive Discharge, then the Participant’s interest in a number of the Award Shares shall become vested and nonforfeitable, in the manner described in subsection (b) below. Any such Award Shares that become vested and nonforfeitable, in the manner described in subsection (b) below shall be in addition to any Award Shares to which the Participant’s interest is or has become vested and nonforfeitable pursuant to Section 4 of the Agreement prior to the Early Vesting Date (such previously vested Award Shares, if any, the “Previously Vested Award Shares”).

(b)               The portion of the Award Shares in which the Participant’s interest shall be vested and nonforfeitable in the circumstances described in subsection (a) above shall be equal to the difference of:

(1) that number of whole shares of Common Stock that most nearly equals, but does not exceed, an amount equal to the product of

(A) the total number of Award Shares, multiplied by

(B) the quotient of (i) the number of calendar days from the date of grant through the Early Vesting Date, divided by (ii) the number of calendar days from the date of grant through the third anniversary of the date of grant, minus

(2) the aggregate number of Previously Vested Award Shares.

3.                  Effect on the Agreement. Except as specifically amended by this Amendment, all terms of the Agreement shall remain in full force and effect. The term “Agreement” as used in the Agreement shall mean the Agreement as amended by this Amendment.

4.                  Other.

(a)                This Amendment shall be governed by the laws of the State of Delaware without giving effect to principles of conflicts of laws.

(b)               This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

(c)                This Amendment, along with the Agreement, constitutes the entire agreement among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, related to the subject matter hereof.

(d)               This Amendment shall not be amended or revised except in a writing executed by all of the parties hereto.

[ Signature Page to Follow ]

IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the date first set forth above.

COMPANY:

3D SYSTEMS CORPORATION,
a Delaware corporation

By:	/s/ Vyomesh Joshi
Name:	Vyomesh Joshi
Title:	President

PARTICIPANT:

/s/ David Styka
David Styka